                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                           Date of report: 18-Jan-01
                         CIT Equipment Collateral 2000-2

            A New York          Commission File          I.R.S. Employer
            Corporation         No. 0001125705            No. 527109880

                             c/o Capita Corporation
                      650 CIT Drive, Livingston, N.J. 07039
                         Telephone Number (973) 740-5000

ITEM 5. OTHER

                         CIT EQUIPMENT COLLATERAL 2000-2
                            MONTHLY SERVICING REPORT

                                                                                         DETERMINATION DATE:          01/18/01
                                                                                          COLLECTION PERIOD:          12/31/00
                                                                                               PAYMENT DATE:          01/22/01

I. AVAILABLE FUNDS

A.  AVAILABLE PLEDGED REVENUES

     a.       Scheduled Payments Received                                                                      $ 31,898,762.12
     b.       Liquidation Proceeds Allocated to Owner Trust                                                          55,769.31
     c.       Required Payoff Amounts of Prepaid Contracts                                                        2,631,618.57
     d.       Required Payoff Amounts of Purchased Contracts                                                          4,955.92
     e.       Proceeds of Clean-up Call                                                                                   0.00
     f.       Investment Earnings on Collection Account and Note Distribution Account                                     0.00
                                                                                                             -----------------

                                              TOTAL AVAILABLE PLEDGED REVENUES =                               $ 34,591,105.92

B.  DETERMINATION OF AVAILABLE FUNDS

     a.       Total Available Pledged Revenues                                                                 $ 34,591,105.92
     b.       Servicer Advances                                                                                   5,744,709.39
     c.       Recoveries of prior Servicer Advances                                                             (4,191,316.87)
     d.       Withdrawal from Cash Collateral Account                                                               264,571.68
                                                                                                             -----------------

                                              TOTAL AVAILABLE FUNDS =                                          $ 36,409,070.12

II. DISTRIBUTION AMOUNTS

  A.  COLLECTION ACCOUNT DISTRIBUTIONS

          1.    Servicing Fee                                                                                     593,638.83

          2.    Class A-1 Note Interest Distribution                                      598,216.70
                Class A-1 Note Principal Distribution                                  28,523,804.81
                               Aggregate Class A-1 distribution                                                29,122,021.51

          3.    Class A-2 Note Interest Distribution                                    2,020,300.00
                Class A-2 Note Principal Distribution                                           0.00
                               Aggregate Class A-2 distribution                                                 2,020,300.00

          4.    Class A-3 Note Interest Distribution                                    1,744,200.00
                Class A-3 Note Principal Distribution                                           0.00
                               Aggregate Class A-3 distribution                                                 1,744,200.00

          5.    Class A-4 Note Interest Distribution                                      765,474.32
                Class A-4 Note Principal Distribution                                           0.00
                               Aggregate Class A-4 distribution                                                   765,474.32

          6.    Class B Note Interest Distribution                                         82,515.80
                Class B Note Principal Distribution                                       455,167.10
                               Aggregate Class B distribution                                                     537,682.90

          7.    Class C Note Interest Distribution                                        111,445.80
                Class C Note Principal Distribution                                       606,889.46
                               Aggregate Class C distribution                                                     718,335.26

          8.    Class D Note Interest Distribution                                        148,805.47
                Class D Note Principal Distribution                                       758,611.83
                               Aggregate Class D distribution                                                     907,417.30

          9.    Deposit to the Cash Collateral Account                                                                  0.00

         10.    Amounts in accordance with the CCA Loan Agreement                                                       0.00

         11.    To the holder of the equity certificate                                                                 0.00


                                                           COLLECTION ACCOUNT DISTRIBUTIONS =                  36,409,070.12
                                                                                                      ======================

  B.  CASH COLLATERAL ACCOUNT DISTRIBUTIONS

          1.    Payment due on the Senior Loan                                                                  1,872,219.33

          2.    Payment due on the Holdback                                                                       169,157.08

          3.    Payment to the Depositor                                                                                0.00
                                                                                                      ----------------------

                                                           CASH COLLATERAL ACCOUNT DISTRIBUTIONS =              2,041,376.41
                                                                                                      ======================

III.    INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES

          ------------------------------------------------------------------------------------------------------------------
                    DISTRIBUTION            CLASS A-1            CLASS A-2             CLASS A-3          CLASS A-4
                      AMOUNTS                 NOTES                NOTES                 NOTES              NOTES
          ------------------------------------------------------------------------------------------------------------------
       1.           Interest Due               598,216.70         2,020,300.00       1,744,200.00           765,474.32
       2.          Interest Paid               598,216.70         2,020,300.00       1,744,200.00           765,474.32
       3.        Interest Shortfall                  0.00                 0.00               0.00                 0.00
                  ((1) minus (2))
       4.          Principal Paid           28,523,804.81                 0.00               0.00                 0.00

       5.    Total Distribution Amount      29,122,021.51         2,020,300.00       1,744,200.00           765,474.32
                   ((2) plus (4))


          ------------------------------------------------------------------------------------------------------------------
                   DISTRIBUTION                CLASS B              CLASS C            CLASS D          TOTAL OFFERED
                     AMOUNTS                    NOTES                NOTES              NOTES               NOTES
          ------------------------------------------------------------------------------------------------------------------
       1.           Interest Due                82,515.80           111,445.80         148,805.47          5,470,958.09
       2.          Interest Paid                82,515.80           111,445.80         148,805.47          5,470,958.09
       3.        Interest Shortfall                  0.00                 0.00               0.00                  0.00
                  ((1) minus (2))
       4.          Principal Paid              455,167.10           606,889.46         758,611.83         30,344,473.20

       5.    Total Distribution Amount         537,682.90           718,335.26         907,417.30         35,815,431.29
                   ((2) plus (4))



IV.   INFORMATION REGARDING THE SECURITIES

    A    SUMMARY OF BALANCE INFORMATION

 -------------------------------------------------------------------------------------------------------------------

                   APPLICABLE     PRINCIPAL BALANCE         CLASS FACTOR      PRINCIPAL BALANCE      CLASS FACTOR
      CLASS          COUPON             JAN-01                 JAN-01               DEC-00              DEC-00
                      RATE           PAYMENT DATE           PAYMENT DATE         PAYMENT DATE        PAYMENT DATE

 -------------------------------------------------------------------------------------------------------------------

a. Class A-1 Notes     6.6400%           69,759,332.93            0.34880           98,283,137.74        0.49142
b. Class A-2 Notes     6.8100%          356,000,000.00            1.00000          356,000,000.00        1.00000
c. Class A-3 Notes     6.8400%          306,000,000.00            1.00000          306,000,000.00        1.00000
d. Class A-4 Notes     6.9300%          132,549,665.00            1.00000          132,549,665.00        1.00000
e. Class B Notes       6.9500%           13,792,164.86            0.86905           14,247,331.96        0.89773
f. Class C Notes       7.0400%           18,389,553.15            0.86905           18,996,442.61        0.89773
g. Class D Notes       7.5200%           22,986,941.43            0.86905           23,745,553.26        0.89773

h.               TOTAL OFFERED NOTES    919,477,657.37                             949,822,130.57

   B    OTHER INFORMATION

        ------------------------------------------------------------------
                                    SCHEDULED             SCHEDULED
                                PRINCIPAL BALANCE     PRINCIPAL BALANCE
               CLASS                 JAN-01                 DEC-00
                                  PAYMENT DATE           PAYMENT DATE
        ------------------------------------------------------------------


          Class A-1 Notes         81,744,124.00        111,006,012.00


-----------------------------------------------------------------------------------------------------------------------
                                      TARGET                       CLASS                TARGET              CLASS
                CLASS            PRINCIPAL AMOUNT                  FLOOR           PRINCIPAL AMOUNT         FLOOR
   CLASS     PERCENTAGE               JAN-01                      JAN-01                DEC-00              DEC-00
                                   PAYMENT DATE                PAYMENT DATE          PAYMENT DATE        PAYMENT DATE
-----------------------------------------------------------------------------------------------------------------------

  Class A      94.00%               864,308,997.93                                892,832,802.73
  Class B       1.50%                13,792,164.86                 0.00            14,247,331.96             0.00
  Class C       2.00%                18,389,553.15                 0.00            18,996,442.61             0.00
  Class D       2.50%                22,986,941.43                 0.00            23,745,553.26             0.00



V. PRINCIPAL


   A.  MONTHLY PRINCIPAL AMOUNT

      1.    Principal Balance of Notes and Equity Certificates      949,822,130.57
            (End of Prior Collection Period)
      2.    Contract Pool Principal Balance
            (End of Collection Period)                              919,477,657.37
                                                          ------------------------
                   Total monthly principal amount                    30,344,473.20



VI. CONTRACT POOL DATA

    A.  CONTRACT POOL CHARACTERISTICS

                                             -----------------------------------------------------------------
                                               ORIGINAL              JAN-01                 DEC-00
                                                 POOL             PAYMENT DATE           PAYMENT DATE
                                             -----------------------------------------------------------------

     1.    a.  Contract Pool Balance          1,058,031,559.00      919,477,657.37          949,822,130.57
           b.  No. of Contracts                         68,399              67,572                  67,802

     2.    Weighted Average Remaining Term               41.00                38.5                    39.2

     3.    Weighted Average Original Term                 45.4

B.  DELINQUENCY INFORMATION

                                    ----------------------------------------------------------------------
                                                  % OF AGGREGATE
                                       % OF       REQUIRED PAYOFF      NO. OF          AGGREGATE REQUIRED
                                     CONTRACTS       AMOUNT           ACCOUNTS          PAYOFF AMOUNTS
                                    ----------------------------------------------------------------------
        1.    Current                  91.12%         92.39%           61,569           862,014,918.19
              31-60 days                5.08%          4.29%            3,435            40,042,735.28
              61-90 days                1.62%          1.43%            1,096            13,348,674.92
              91-120 days               1.03%          0.86%              693             8,046,591.89
              120+ days                 1.15%          1.03%              779             9,570,097.56

                Total Delinquency       100.0%         100.0%          67,572           933,023,017.84

        2.    Delinquent Scheduled Payments:
              Beginning of Collection Period                     11,991,967.95
              End of Collection Period                           13,545,360.47
                                                                 -------------

                Change in Delinquent Scheduled Payments           1,553,392.52


C.  DEFAULTED CONTRACT INFORMATION

        1.    Required Payoff Amount on Defaulted Contracts         433,163.43
        2.    Liquidation Proceeds received                          55,769.31
                                                                  ------------
        3.    Current Liquidation Loss Amount                       377,394.12

        4.    Cumulative Liquidation Losses to date               1,231,553.56

                                  % of Initial Contracts                 0.124%
                      % of Initial Contract Pool Balance                 0.116%

VII. INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT

     A.  CASH COLLATERAL ACCOUNT

             1.    Opening Cash Collateral Account                                       61,738,438.00

             2.    Deposit from the Collection Account                                            0.00

             3.    Withdrawals from the Cash Collateral Account                            (264,571.68)

             4.    Available amount                                                      61,473,866.32

             5.    Required Cash Collateral Account Amount                               59,766,047.73

             6.    Cash Collateral Account Surplus/(Shortfall)                                    0.00

             7.    Release of Cash Collateral Surplus                                     1,707,818.59

             8.    Ending Cash Collateral Account                                        59,766,047.73


B.  CASH COLLATERAL ACCOUNT LOANS

        1.    Available Funds

              a.  Excess Spread from Collection Account                                                             0.00
              b.  Investment Earnings                                                                         333,557.82

              Total Available Funds                                                                           333,557.82

        2.    Distribution of Available Funds

              a. Senior Loan Interest                                                                         164,400.74
              b. Senior Loan Principal                                                                              0.00
              c. Holdback Amount Interest                                                                     169,157.08
              d. Holdback Amount Principal                                                                          0.00
              e. Remainder to the Depositor                                                                         0.00

        3.    Distribution of CCA Surplus:
              a. Senior Loan Principal                                                                      1,707,818.59
              b. Holdback Amount Principal                                                                          0.00
                                      Total Distribution of Surplus                                         1,707,818.59

        4.    Summary of Balance and Rate Information
              Applicable Rates for the Interest Period:
              a.  Libor Rate for the Interest Period                                    6.6863%
              b.  Senior Loan Interest Rate                                             9.6863%
              c.  Holdback Amount Interest Rate                                        11.9363%

              ----------------------------------------------------------
                                          JAN-01              DEC-00
                    ITEM               PAYMENT DATE        PAYMENT DATE
              ----------------------------------------------------------
              a.  Senior Loan          10,035,489.46       11,743,308.05
              b.  Holdback Amount      50,256,499.00       50,256,499.00


      VIII. MISCELLANEOUS INFORMATION

            A.  SERVICER ADVANCE BALANCE

                    1.    Opening Servicer Advance Balance                        11,991,967.95
                    2.    Current Period Servicer Advance                          5,744,709.39
                    3.    Recoveries of prior Servicer Advances                   -4,191,316.87
                                                                             -------------------
                    4.    Ending Servicer Advance Balance                         13,545,360.47


            D.  OTHER RELATED INFORMATION

                    1.    Discount Rate                                                 7.6240%

                    2.    Life to Date Prepayment (CPR)                                    6.3%

                    3.    Life to Date Substitutions:

                          a.  Prepayments                         0.00

                          b.  Defaults                            0.00


                   Servicer's Certificate

The undersigned, on behalf of Capita Corporation, in its capacity as servicer (The "Servicer") under the Pooling and
  Servicing Agreement, dated as of September 1, 2000 (the "Pooling and Servicing Agreement"), among CIT Equipment Collateral 2000-2, NTC Funding Company LLC, Allfirst Bank,
 as trustee under the Indenture, and Capita Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to
 Section 9.02 of the Pooling and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on 12/20/00


This Certificate shall constitute the Servicer's Certificate as required by Section 9.02 of the Pooling and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Pooling and Servicing Agreement.


                     CAPITA CORPORATION

                         Glenn Votek
                         -----------
                         Glenn Votek
           Executive Vice President, and Treasurer